RITA Medical Systems

RITA Medical Systems, Inc.

(Nasdaq: RITA)

3rd Quarter 2004 Conference Call

Safe Harbor Statement

This conference call includes forward-looking statements involving risks and uncertainties that could cause actual results to differ materially from those in such forward-looking statements. Forward looking statements are based on current expectations as of today. We undertake no obligation to provide updates to these expectations during the year. For those specific factors that can cause actual results to differ from our statements, we refer you to the "Risk Factors" and other disclosures included in the company's periodic filings with the Securities and Exchange Commission.

Conference Call Schedule

- Joseph DeVivo, President and CEO
- Don Stewart, CFO – Q3 Financial Results
- Trent Reutiman, VP U.S. Sales – Q3 Results
- Darrin Uecker, CTO – Q3 Highlights
- Questions and Answers

RITA Medical Systems

Joseph M. DeVivo

President and Chief Executive Officer

Introduction

Q3 2004 RFA

US Sales


$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
$3,671,000
$3,723,000
$2,661,000
1Q 2004
2Q 2004
3Q 2004

Int. Sales


$1,000,000
$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
$973,000
$936,000
$760,000
1Q 2004
2Q 2004
3Q 2004

5 Year Comparative Survival for Patients with Colorectal Metastases



100
90
80
70
60
50
40
30
20
10
0
Survival
0
1
2
3
4
5
Years
Resection
RFA +
Chemotherapy
Chemotherapy
Mean
Survival
3.3 yrs
1.6 yrs
0.9 yrs

- Resection – Siperstein ACS 2002
- RFA - Lencioni R et al, presented at the CIRSE 2004
- Chemotherapy - Kemeny N. Semin Oncol. 1994;21(supply 7):67-75

RITA Medical Systems

Domestic Q3 RFA 2004

New Business



$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
$350,000
$428,000
$446,000
1Q 2004
2Q 2004
3Q 2004

Utilization



$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
$3,321,000
$3,295,000
$2,215,000
1Q 2004
2Q 2004
3Q 2004

RITA Medical Systems

Worldwide Vascular Access Performance



$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
$7,086,000
$7,423,000
$5,886,000
1Q 2004
2Q 2004
3Q 2004

RITA Medical Systems

Donald J. Stewart
Chief Financial Officer

3rd Quarter Results

00:00:00 00:10:00 00:20:00 00:30:00

3rd Quarter 2004 GAAP Statement of Operations

	Three Months Ended				Nine Months Ended	
	March 31,	June 30,	September 30,		September 30,	
	2004	2004	2004	2003	2004	2003
Sales	$ 4,644	$ 4,659	$ 7,951	$ 4,049	$ 17,254	$ 12,412
Segment Information:						
United States	$ 3,671	$ 3,723	$ 6,822	$ 3,276	$ 14,216	$ 9,786
International	$ 973	$ 936	$ 1,129	$ 773	$ 3,038	$ 2,626
United States Sources of Revenue						
New Customer Revenue	$ 350	$ 428	$ 446	$ 589	$ 1,224	$ 1,758
Utilization Revenue	$ 3,321	$ 3,295	$ 2,215	$ 2,687	$ 6,616	$ 5,232
Vascular Access Products			$ 4,161		$ 4,161	
Cost of goods sold	1,615	1,670	2,821	1,437	6,106	4,530
Gross profit	3,029	2,989	5,130	2,612	11,148	7,882
Gross Profit Margin	65%	64%	65%	65%	65%	64%
Operating expenses:						
Research and development	843	981	928	976	2,752	3,395
Selling, general and administrative	4,191	4,018	6,139	4,182	14,523	13,482
Restructuring charges	-	-	1,089	-	1,089	-
Total operating expenses	5,034	4,999	8,156	5,158	18,364	16,877
Loss from operations	(2,005)	(2,010)	(3,026)	(2,546)	(7,216)	(8,995)
Interest income and other expense, net	10	7	(232)	32	(215)	157
Net loss	$ (1,995)	$ (2,003)	$ (3,258)	$ (2,514)	$ (7,431)	$ (8,838)
Net loss per share, basic and diluted	$ (0.11)	$ (0.11)	$ (0.10)	$ (0.14)	$ (0.33)	$ (0.50)
Shares used in computing net loss per share,						
basic and diluted	17,998	18,025	31,079	17,807	22,399	17,538

GAAP Balance Sheet

	Dec. 31, 2003	March 31, 2004	June 30, 2004	Sept. 30, 2004
Assets				
Cash and cash equivalents, Marketable Securities, Long term marketable securities	$ 9,535	$ 8,112	$ 6,285	$ 4,113
Accounts and note receivable, Long term note receivable, net	3,328	3,321	3,417	7,163
Inventories, net	2,192	1,777	1,664	7,742
Prepaid assets and other current assets	1,028	746	699	1,821
Property and equipment, net	1,089	905	754	2,107
Goodwill				91,339
Intangibles and other assets	4,861	4,720	5,664	31,357
Total assets	$ 22,033	$ 19,581	$ 18,483	$ 145,642
Liabilities and stockholders' equity				
Current liabilities	$ 2,926	$ 2,262	$ 3,273	$ 16,795
Long term liabilities	23	25	24	9,907
Stockholders' equity	19,084	17,294	15,186	118,940
Total liabilities and stockholders' equity	$ 22,033	$ 19,581	$ 18,483	$ 145,642

3rd Quarter Pro Forma Combined Results

	Three Months Ended						Nine Months Ended	
	Sept. 30,	Dec. 31,	March 31,	June 30,	September 30,		September 30,	
	2003	2003	2004	2004	2004	2003	2004	2003
Sales	$ 11,409	$ 11,920	$ 11,730	$ 12,082	$ 9,306	$ 11,593	$ 33,118	$ 32,663
Segment Information:								
United States	10,380	10,843	10,335	10,644	8,077	10,344	29,056	28,658
International	1,029	1,077	1,395	1,438	1,229	1,249	4,062	4,005
RF	3,865	4,195	4,644	4,659	3,570	4,049	12,873	12,412
VAS	7,544	7,725	7,086	7,423	5,736	7,544	20,245	20,251
Cost of goods sold	4,255	4,718	4,478	4,314	3,828	4,439	12,620	12,696
Gross profit	7,154	7,202	7,252	7,768	5,478	7,154	20,498	19,967
Gross Profit Margin	63%	60%	62%	64%	59%	62%	62%	61%
Operating expenses:								
Research and development	1,242	1,119	1,015	1,149	976	1,242	3,140	4,148
Selling, general and administrative	7,796	7,588	8,669	8,108	9,399	7,796	26,351	24,000
Restructuring charges	-	-	-	-	1,089	-	1,089	-
Total operating expenses	9,038	8,707	9,684	9,257	11,464	9,038	30,580	28,148
Loss from operations	(1,884)	(1,505)	(2,432)	(1,489)	(5,986)	(1,884)	(10,082)	(8,181)
Depreciation and amortization								
Interest expense	(589)	(559)	(570)	(443)	(320)	(589)	(1,333)	(1,813)
Interest income and other expense, net	32	35	10	7	(232)	32	(215)	157
Net loss	$ (2,441)	$ (2,029)	$ (2,992)	$ (1,925)	$ (6,538)	$ (2,441)	$ (11,630)	$ (9,837)

RITA Medical Systems

RITA Medical Systems

Trent C. Reutiman
V.P. U.S. Sales & Marketing

Q3 2004 Sales Results

00:00:00 00:10:00 00:20:00 00:30:00

Q3 Sales Highlights

- Phoenix Sales Training
  - Initial Cross Training competency in August
- Targeting, Introductions, Assignments
- VAP call point synergy
- Intelliflow™ Pump Launch
- Selling expenses were reduced due to the merger

Q3 Product Introduction

Intelliflow Pump

- Ease of setup and operation
- Automates infusion
- Improves consistency during procedures


STATUS
RITA Medical Systems
IntelliFlow

RITA Medical Systems

Darrin Uecker

Chief Technology Officer

Q3 Highlights

Q3 Manufacturing & Operations Highlights

- Manufacturing transfer of RFA disposable product on schedule - close of manufacturing in Mountain View in Q4 '04 and complete transfer to Manchester by the end of Q1 '05.
- Customer Service, Distribution, and Accounting functions transferred to Manchester.
- Inventory levels and gross margin in line with expectations during the transition

R&D and Regulatory

- Launch of the Intelliflow Pump marks a significant upgrade to the infusion platform. RITA intends to continue to build on the platform with future devices.

- Renal 510(k) submission to FDA in mid Q3, no formal response yet but expect to hear from FDA soon.

RITA Medical Systems

Joseph M. DeVivo
President and Chief Executive Officer

Summary

00:00:00 00:10:00 00:20:00 00:30:00

Guidance

	4Q 2004	FY 2004	FY 2005
Revenues	$9.5 to $11.0mm	$26.8 to $28.3mm	$50mm to $56mm
Gross Margin	60% to 62%	62% to 63%	66% to 68%
Integration	$1.0 to $1.3mm	$2.3 to $2.6mm	$0.3 to $0.4mm
Net Income/(Loss)	($2.4) to ($4.0)	($11.40) to ($10.0)	$1.2 to $3.6
EPS	($.07) to ($.11)	($.44) to ($.40)	$.03 to $.09

Questions and Answers